Exhibit 10(a)

AMENDMENT No. 5 TO THE CBS EXCESS 401(k) PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART A – AMENDMENT AND RESTATEMENT AS OF DECEMBER 31, 2005 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of July 1, 2019:

1.	Section 2.12 of the Plan is hereby amended to add the following at the end thereof:

Notwithstanding anything herein to the contrary, effective as of July 1, 2019, the term “Investment Options” means the investment funds available to the CBS 401(k) Plan, excluding the Self-Directed Brokerage Account.

AMENDMENT No. 7 TO THE CBS EXCESS 401(k) PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART B – AMENDMENT AND RESTATEMENT AS OF JANUARY 1, 2009 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of July 1, 2019:

2.	Section 2.19 of the Plan is hereby amended to add the following at the end thereof:

Notwithstanding anything herein to the contrary, effective as of July 1, 2019, the term “Investment Options” means the investment funds available to the CBS 401(k) Plan, excluding the Self-Directed Brokerage Account.

3.	Section 5 of the Plan is hereby amended by:

(a)
Deleting the word “A” at the beginning of the second sentence in the first paragraph and replacing it with the phrase “For each Participant who has incurred a Separation from Service prior to July 1, 2019, a”.

(b)	Adding the following immediately after the five (5) year graded vesting schedule chart:

For each Participant who has not incurred a Separation from Service prior to July 1, 2019, a Participant’s Employer Match (and earnings and losses thereon) will become vested according to the following schedule:

Years of Vesting Service	Vesting %
Less than 1	0%
1 but less than 2	33-1/3%
2 but less than 3	66-2/3%
3 or more	100%